EXHIBIT 10.15


                             ANTENNAS AMERICA, INC.

                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into, effective as of February 15, 1999, by and between Antennas America, Inc., a Utah corporation (the "Company"), and Jasco Products Co., Inc. (the "Optionee").

                                   WITNESSETH:

         WHEREAS, pursuant to the terms of the unsecured Promissory Note (the "Note") dated as of February 15, 1999 whereby the Company agrees to repay the Optionee a certain sum at a certain rate of interest within one year or at a later date per the terms of the Note; and

         WHERAS, Optionee desired to receive an option on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, the parties agree as follows:

         1. Grant of Option. The Company hereby grants to Optionee, the right and option (the "Option") to purchase all or any part of an aggregate of 500,000 shares of the authorized and unissued $.0005 par value common stock of the Company (the "Option Shares") pursuant to the terms and conditions set forth in this Agreement.

         2. Option Price. At any time when shares are to be purchased pursuant to the Option, the purchase price for each Option Share shall be a minimum of $.01 per share and a maximum of $.03 (the "Option Price"). If within 1 year from the date of this Agreement the average weighted listed price of the Company's common stock is not at least $.06 per share, 30 days prior to the expiration of this Stock Option Agreement, on an adjusted basis for stock splits, the Option price will be adjusted accordingly to at least 50% of the Company's common stock price at that time with a minimum Option Price of $.01 per share.

         3. Exercise Period. The period for the exercise of the options shall commence on the date of this Agreement and shall terminate one year from the date of this Agreement.

         4. Exercise Of Option.

         (a) The Option may be exercised in whole or in part by delivering to the Treasurer of the Company (i) a Notice And Agreement Of Exercise Of Option, substantially in the form attached hereto as Exhibit A, specifying the number of Option Shares with respect to which the Option is exercised, and (ii) full payment of the Option Price for such shares. The Options may not be exercised in part unless the purchase price for the Option Shares purchased is at least $1,000 or unless the entire remaining portion of the Options are being exercised.

         (b) Promptly upon receipt of the Notice Of Agreement And Exercise Of Option and the full payment of the Option Price, the Company shall deliver to the Optionee a properly executed certificate or certificates representing the Option Shares being purchased.

         5. Withholding Taxes. The Company may take such steps as it deems necessary or appropriate of the withholding of any taxes which the Company may be required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the Options.

         6. Securities Laws Requirements. No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933 as amended (the "1933 Act"), any applicable listing requirements of any securities exchange on which stock of the same class has been listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery, or applicable exemptions are available and have been fully complied with pursuant to the terms of the Notice and Agreement Of Exercise Of Option that shall be delivered to the Company upon each exercise of the Option, the Optionee shall acknowledge, represent, warrant and agree as follows:

                  (a) Optionee is acquiring the Option Shares for investment purposes only and the Option Shares that Optionee is acquiring will be held by Optionee without sale, transfer or other disposition, other than required by the 1933 Act, and/or unless the transfer of those securities is subsequently registered under the federal securities laws or unless exemptions from registration are available;

                  (b) Optionee's overall commitment to investments that are not readily marketable is not disproportionate to Optionee's net worth and Optionee's investment in the Option Shares will not cause such overall commitments to become excessive;

                  (c) Optionee's financial condition is such that Optionee is under no present or contemplated future need to dispose of any portion of the Option Shares to satisfy any existing or contemplated undertaking, need or indebtedness;

                  (d) Optionee has sufficient knowledge and experience in business and financial matters to evaluate, and Optionee has evaluated, the merits and risks of any investment in the Option Shares;

                  (e) The address set forth in this Agreement is Optionee's true and correct residence, and Optionee has no present intention of becoming a resident of any other state or jurisdiction;

                  (f) Optionee confirms receiving and reviewing the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997 and that the Company's 1998 Quarterly 10-QSB Reports have been made available or delivered to Optionee;

                  (g) Optionee has had the opportunity to ask questions of, and has received the answers from, the Company concerning the terms of the investment in the Option Shares;

                  (h) Optionee understands that no federal or state agency has made any finding or determination as to the fairness of this investment or any recommendation of the sale of the Option Shares;

                  (i)      Optionee acknowledges and is aware of the following:

                  (a) The Option Shares constitute a speculative investment and involve a high degree of risk of loss by Optionee of Optionee's total investment in the Option Shares.

                  (b) There are substantial restrictions on the transferability of the Option Shares. The Option Shares cannot be transferred, pledged, hypothecated, sold or otherwise disposed of unless they are registered under the 1933 Act or an exemption from such registration is available and established to the satisfaction of the Company; investors in the Company have no rights to require that the Option Shares be registered; there is no right of presentment of the Option Shares and there is no obligation by the Company to repurchase any of the Option Shares; and, accordingly, Optionee may have to hold the Option Shares indefinitely and it may not be possible for Optionee to liquidate Optionee's investment in the Company.

                  (c) Each certificate issued representing the Option Shares shall be imprinted with a legend that sets forth a description of the restrictions on transferability of those securities, which legend will read substantially as follows:

                  "The securities represented by this Certificate have not been registered or qualified under federal or state securities laws. These securities may not be offered for sale, sold, pledged, or otherwise disposed of unless so registered or qualified or unless an exemption from such registration is available and established to the satisfaction of the Company."

         In the event that the Company elects to register any stock or Options during the term of this Option Agreement, Optionee will be entitled to "piggyback" rights and the Options may be included in the registration statement.

         The restrictions described in this Section 6 or thereof may be placed on the certificates representing the Option Shares purchased pursuant to the Option, and the Company may refuse to issue certificates or to transfer the shares on its books unless it is satisfied that no violation of such restrictions will occur.

         The foregoing restrictions or notice thereof shall be placed in the certificates representing the Option Shares purchased pursuant to the Option and the Company may refuse to issue the certificates or to transfer the shares on its books unless it is satisfied that no violation of such restrictions will occur.

         7. Transferability Of Option. The Option shall not be transferable except as provided in Section 6(i)(b) and (c) and any attempt to do so shall void the Option.

         8. Adjustment By Stock Split, Stock Dividend, Etc. If at any time the Company increases or decreases the number of its outstanding shares of Common Stock, or changes in any way the rights and privileges of such shares, by means of the payment of a stock dividend or the making of any other distribution on such shares payable in its Common Stock, or through a stock split or subdivision of shares, or a consolidation or combination of shares, or through a reclassification or recapitalization involving its Common Stock, the numbers, rights and privileges of the shares of Common Stock included in the Option shall be increased, decreased or changed in like manner as if such shares had been issued and outstanding, fully paid and nonassessable at the time of such occurrence.

         9. Common Stock To Be Received Upon Exercise. Optionee understands that the Company is under no obligation to register the Option Shares under the Securities Act of 1933, as amended (the "Act"), and that in the absence of any such registration, the Option Shares cannot be sold unless they are sold pursuant to an exemption from registration under the Act. The Company is under no obligation to comply, or to assist the Optionee in complying, with any exemption from such registration requirement, including supplying the Optionee with any information necessary to permit routine sales of the Option Shares under Rule 144 of the Securities And Exchange Commission. Optionee also understands that with respect to Rule 144, routine sales of securities made in reliance upon such Rule can be made only in limited amounts in accordance with the terms and conditions of the Rule, and that in cases in which the Rule is inapplicable, compliance with either Regulation A or another exemption under the Act will be required. Thus, the Option Shares may have to be held indefinitely in the absence of registration under the Act or an exemption from registration.

         Furthermore, the Optionee fully understands that the Option Shares have not been registered under the Act and that they will be issued in reliance upon an exemption which is available only if Optionee acquires such shares for investment and not with a view to distribution. Optionee is familiar with the phrase "acquired for investment and not with a view to distribution" as it relates to the Act and the special meaning given to such term in various releases of the Securities And Exchange Commission.

         10. Privilege Of Ownership. Optionee shall not have any of the rights of a stockholder with respect to the shares covered by the Option except to the extent that one or more certificates for such shares shall be delivered to him upon exercise of the Option.

         11. Notices. All notices, requests, demands, directions and other communications ("Notices") provided for in this Agreement shall be in writing and shall be mailed or delivered personally or sent by telecopier or facsimile to the applicable party at the address of such party set forth below in this
Section 11. When mailed, each such Notice shall be sent by first class, certified mail, return receipt requested, enclosed in a postage prepaid wrapper, and shall be effective on the third business day after it has been deposited in the mail. When delivered personally, each such Notice shall be effective when delivered to the address for the respective party set forth in this Section 11. When sent by telecopier or facsimile, each such Notice shall be effective on the first business day on which or after which it is sent. Each such Notice shall be addressed to the party to be notified as shown below:


         Company:                           Antennas America, Inc.
                                            4860 Robb Street, Suite 101
                                            Wheat Ridge, Colorado 80033
                                            Attention:  Treasurer
                                            Facsimile No. (303) 424-5085

         Optionee:                          Jasco Products Co., Inc.
                                            311 N.W. 122nd Street
                                            Oklahoma City, OK 73114
                                            Attention:  Chief Financial Officer
                                            Facsimile No. (405) 752-1537

         Either party may change his or its respective address for purposes of this Section 11 by giving the other party Notice of the new address in the manner set forth above.

         12. General Provisions. This instrument (a) contains the entire agreement between the Parties, (b) may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the party sought to be charged with such amendment or waiver, (c) shall be construed in accordance with, and governed by, the laws of Colorado, and (d) shall be binding upon and shall inure to the benefit of the parties and their respective personal representatives and assigns, except as above set forth below.

         All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural as the identity of the parties hereto may require.

         IN WITNESS WHEREOF, the parties have executed this Agreement the dates set forth below.

                                         ANTENNAS AMERICA, INC.
                                         By:

Date:  February 15, 1999                 /s/ Randall P. Marx
                                         ------------------------------------
                                         Randall P. Marx
                                         Chief Executive Officer

                                         OPTIONEE
                                         By:

Date:  February 15, 1999                 /s/ Scott Busby
                                         ------------------------------------
                                         Scott Busby, Vice Pres. And CFO for
                                         Jasco Products Co., Inc.

                                    EXHIBIT A

               (To Antennas America, Inc. Stock Option Agreement)

                             ANTENNAS AMERICA, INC.

                   NOTICE AND AGREEMENT OF EXERCISE OF OPTION

         Jasco Products Co., Inc. (the "Optionee") hereby exercises Optionee's Antennas America, Inc. Stock Option dated effective as of this date ___________, ______ to ________ shares of the $.0005 par value Common Stock (the "Option Shares") of Antennas America, Inc. (the "Company").

         Enclosed is the payment per Paragraph 2 of the Agreement.

         Optionee understands that no Option Shares will be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with or exemptions therefrom have been fully complied with. Optionee hereby acknowledges, represents, warrants and agrees, to and with the Company as follows:

         a. The Option Shares Optionee is purchasing are being acquired for its own account for investment purposes only and with no view to their distribution of any kind, and no other person will own any interest therein.

         b. Optionee will not sell or dispose of its Option Shares in violation of the Securities Act Of 1933, as amended, or any other applicable federal or state securities laws.

         c. Optionee agrees that the Company may, without liability for its good faith actions, place legend restrictions upon Optionee's Option Shares and issue "stop transfer" instructions requiring compliance with applicable securities laws and the terms of the Option.

         The number of Option Shares specified above are to be issued in the name or names set forth below.

                                      OPTIONEE:

                                      Jasco Products Co., Inc.


                                      By: ________________________________
                                               Signature


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                                               Printed Name and Title